Supplement to the Current Prospectus

Effective immediately, under the sub-heading "Sales Charges and Waivers or Reductions - Sales Charge Waivers or Reductions" beneath the main heading "Description of Share Classes," the bulleted paragraph entitled "Systematic Withdrawal Plan" is restated in its entirety as follows:

     o Systematic Withdrawal Plan. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of shares. For Class B, Class C, Class 529B, and Class 529C shares (if available), you may incur a CDSC when your shares are redeemed under the plan (or plans if more than one plan is established) if greater than 10% of the value of your account is withdrawn under the plan(s) in any one year (determined at the time of your first withdrawal under the plan(s), or January 3, 2007 with respect to Class B and Class 529B shares, or January 2, 2008 with respect to Class C and Class 529C shares, whichever is later). The applicable CDSC will be prorated across all of your payments taken in the one year period. For Class A shares, you may incur a CDSC when your shares are redeemed under the plan.


                  The date of this Supplement is June 1, 2009.